Exhibit 99-2

4th Quarter Presentation
August 24, 2011

Participants
Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and
Non-GAAP Information
Forward-Looking Statements and
Non-GAAP Information
 Fiscal 2011 fourth quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “estimate,”
 “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 31, 2010, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission
 (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 11 through 14 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Q4-2011 Overview
■ Contract revenue of $303.7 million grew organically 10.8%, including $14.1 million of storm restoration services
■ Adjusted EBITDA of $39.9 million in Q4-11 grew 41.1% compared to Q4-10
■ Repurchased 580,000 shares of our common stock at an average price of
 $15.62 per share for a total of $9.1 million during Q4-11
■ Net income of $0.38 per share compared to $0.12 per share in the prior year;
 highest quarterly earnings per share since the October 2000 quarter
■ Backlog increased sequentially to $1.412 billion
Note: The organic revenue percentage of 10.8% includes storm restoration services of $14.1 million, excludes revenues from acquired businesses and is adjusted for the additional week in the prior year quarter as a result of our 52/53 week fiscal year.
See “Regulation G Disclosure” slides 11-14 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue Summary

Revenue % by Customer - Top 5 in Q4-11
25%
20%
15%
10%
5%
0%
18.5%
21.2%
12.4%
13.9%
12.2%
11.4%
11.1%
9.4%
6.9%
6.5%
AT&T
Comcast
CenturyLink
Verizon
Charter
Q4 2011
Q4 2010

Non-GAAP Organic Growth (Decline)
10%
(0)%
(10)%
(20)%
(30)%
(3.3)%
(14.9)%
(14.2)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(1.6)%
2.7%
5.4%
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11

■ Top 5 customers from Q4-11 represented 61.1% of
 revenue in Q4-11 and 62.5% of revenue in Q4-10
■ Verizon’s year-over-year organic growth at 31.8%
■ Windstream, Dycom’s sixth largest customer in Q4-
 11 at 6.7% of revenue with organic growth of 27.8%
 (excluding storm revenue)
■ Organic revenue growth of 5.4% on an overall basis
 (excluding storm revenue):
 ➢ Revenue from Top 5 customers up 5.9%
 ➢ Combined revenue from all other customers up
 4.5%
■ Recently acquired companies, Communication
 Services and NeoCom, contributed aggregate
 revenues of $14.1 million during the quarter
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc., Qwest Communications International, Inc. and Embarq Corporation for each period presented.
Note: See “Regulation G Disclosure” slides 11 -14 for a reconciliation of GAAP to Non-GAAP financial measures.
Organic growth rates shown above exclude storm restoration services.

Backlog ($ in millions)
$1,500
$1,250
$1,000
$750
$500
$819
$1,078
$1,024
$1,114
$1,017
$1,316
$1,373
$1,412
$517
$684
$636
$640
$600
$730
$746
$754
Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
7,000
8,951
8,360
8,587
8,897
8,550
8,212
8,161
8,320
Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11
Number of employees

Current Awards and Extensions

DYCOM INDUSTRIES INC.

Backlog and Awards
Customers	Description	Area	Approximate Term (in years)
■Verizon	Engineering and Installation Services	New York, New Jersey, Maryland, Virginia	3
■Verizon	Construction Services	New York	5
■AT&T	Construction and Maintenance Services	Alabama	3
■SCE&G	Locating Services	South Carolina	3
■MetroCast	System Upgrade Project	Virginia	1 - 2
■Various	Rural broadband	North Carolina, Tennessee, Kentucky, Indiana, Missouri, Oregon	1

(excluding $14.1 million of storm revenues)

Contract Revenues
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$-
$281.5
$303.7
Q4-10
Q4-11

Customer Revenue Mix
100%
80%
60%
40%
20%
0%
78.2%
83.5%
$220
$254
17.9%
11.4%
$50
$35
3.9%
5.1%
Telecommunications
Underground Facility Locating
Electric and Gas Utilities and Other Construction Maintenance
($ in millions)
Q4 - 10
Q4 - 11

Adjusted EBITDA margin increases over 300 bps

Adjusted EBITDA - NON GAAP
($ in millions)
$50
$40
$30
$20
$10
$-
$28.2
$39.9
Q4-10
Q4-11

Adjusted EBITDA as % of revenues	10.0%	13.1%

EPS of $0.38 per common share diluted
Highest quarterly earnings per share since October 2000

	Q4-10	Q4-11
Net Income (in millions)	$ 4.6	$ 13.0
Fully Diluted EPS	$0.12	$0.38

DYCOM INDUSTRIES INC.

Summary Results

Organic revenue growth of 5.4%
Revenue from Telecommunications customers up to 83.5% of total
* Includes $20.1 million of revenue from the additional week in Q4-10 as a result of our 52/53 week fiscal year.
Note: The organic revenue percentage of 5.4% excludes storm restoration services of $14.1 million, excludes revenues from acquired businesses and is adjusted for the additional week in the prior year quarter as a result of our 52/53 week fiscal year. See “Regulation G Disclosure” slides 11-14 for a reconciliation of GAAP to Non-GAAP financial measures.
*

Selected Information
(a) Amounts may not foot due to rounding.
Q4-11
Q4-10
Change (a)
 ($ in millions)
Contract Revenues
$303.7
$281.5
$22.2
Cost of Earned Revenues
$239.1
78.7%
$227.8
80.9%
$11.3
(2.2)%
General & Administrative
$26.3
8.7%
$26.4
9.4%
$(0.2)
(0.7)%
Depreciation & Amortization
$15.6
5.1%
$17.0
6.1%
$(1.4)
(0.9)%
Interest expense
$4.1
1.4%
$3.8
1.4%
$0.3
 -
Other Income, Net
$3.6
1.2%
$1.6
0.6%
$2.0
0.6%
Net Income
$13.0
4.3%
$4.6
1.6%
$8.3
2.6%
Adjusted EBITDA
$39.9
13.1%
$28.2
10.0%
$11.6
3.1%
Organic revenue growth of 5.4%
(excluding $14.1 million of storm revenue in Q4-11)
■Recent contract awards and
Broadband Stimulus activity contributing
to growth
■Improved pricing environment
Adjusted EBITDA growth driven by
higher revenue and improved cost
trends
■Up over 300 bps year-over-year
■Improved labor efficiency
■Greater leverage of general &
administrative costs
Note: The organic revenue percentage of 5.4% excludes storm restoration services of $14.1 million, excludes revenues from acquired businesses and is adjusted for the additional week in the prior year quarter as a result of our 52/53 week fiscal year. See “Regulation G
Disclosure” slides 11-14 for a reconciliation of GAAP to Non-GAAP financial measures.

Cash Flows from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$0
-$10
$15.0
$5.5
$19.1
$11.4
$28.5
$4.3
$6.9
$4.5
$26.6
$(8.2)
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Cash flow from operating activities
Capital Expenditures, net of disposals

	April 30, 2011	July 30, 2011
	($ in millions)	
Cash and equivalents	$ 89.0	$ 44.8
Debt:		
7.125% Senior Subordinated Notes, due January 2021	$ 187.5	$ 187.5
Senior Credit Agreement, due June 2015	$ -	$ -
Capital Leases	$ 0.5	$ 0.3
Letters of Credit outstanding	$ 37.8	$ 39.9
Availability on $225 million Senior Credit Agreement	$ 127.8	$ 156.9

Cash Flow and Liquidity
Operating and Investing Cash Flows
 supporting growth

■ Sequential growth in the business
 drives working capital changes
■ Capital expenditures, net of disposals,
 were at $26.6 million to address new
 opportunities, replacement and fuel
 efficiency

Balance Sheet Strength
■ Increased availability on Senior Credit
 Agreement resulting from EBITDA
 growth
■ 580,000 shares of common stock
 repurchased for $9.1 million, or $15.62
 per share

Summary
■ Experienced the effects of an improving environment
■ Broadband stimulus awards continued throughout the quarter
■ Deployment of new technologies by cable operators which enable them to increase the effective bandwidth of their networks
■ Increasing number of industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services
■ Equity capitalization, after our share repurchases, is intended to significantly benefit our shareholders

Looking Ahead
■ Organic revenue which grows modestly generating high single digit to mid-
 teens total growth
■ Margins and earnings which reflect operating efficiencies at higher revenue levels
■ Solid and growing cash flows dedicated to accretive acquisition opportunities and share repurchases as valuation and projected returns direct
■ Increasingly confident that trends will continue to improve for a sustained period
 Q1 - 2012:
■ Organic revenue which grows mid single to low double digits year-over-year
■ Gross margins which improve year over year and are sequentially in line
■ General and administrative expenses which decline slightly on a sequential basis
■ Depreciation which increases modestly on a quarterly sequential basis as a result of recent capital expenditures
■ Other income which declines slightly on a sequential basis

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth % (including revenues from storm restoration services of $14.1 million in Q4-11)
($ in millions)

	GAAP - CONTRACT REVENUES	NON-GAAP ADJUSTMENTS (a)	NON-GAAP - CONTRACT REVENUES (a)	YEAR-OVER-YEAR CONTRACT REVENUES GROWTH % (a)(b)	
				GAAP	NON-GAAP
Q4-11	$ 303.7	$ (14.1)	$ 289.6	7.9%	10.8%
Q4-10	$ 281.5	$ (20.1)	$ 261.4

Appendix: Regulation G Disclosure
  (a) Non-GAAP adjustments in Q4-11 reflect revenues from businesses acquired during Q2-11. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-
 contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes.
 (b) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth % (excluding revenues from storm restoration services) for Verizon and Windstream
($ in millions)

	GAAP - CONTRACT REVENUES		NON-GAAP ADJUSTMENTS (a)		NON-GAAP - CONTRACT REVENUES (a)		YEAR-OVER-YEAR CONTRACT REVENUES GROWTH % (a)(b)			
							Q4-11 Verizon		Q4-11 Windstream	
	Verizon	Windstream	Verizon	Windstream	Verizon	Windstream	GAAP	NON-GAAP	GAAP	NON-GAAP
Q4-11	$ 33.6	$ 20.4	$ (1.2)	$ (7.8)	$ 32.4	$ 12.5	27.0%	31.8%	92.8%	27.8%
Q4-10	$ 26.5	$ 10.6	$ (1.9)	$ (0.8)	$ 24.6	$ 9.8

Appendix: Regulation G Disclosure
  (a) Non-GAAP adjustments in Q4-11 reflect storm restoration revenues recognized and revenues from businesses acquired during Q2-11. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes.
 (b) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) % (excluding revenues from storm restoration services)
($ in millions)

	GAAP - CONTRACT REVENUES			NON-GAAP ADJUSTMENTS (a)			NON-GAAP - CONTRACT REVENUES (a)			YEAR-OVER-YEAR CONTRACT REVENUES GROWTH (DECLINE) % (a)(b)					
	Q4-11 Top 5 Customers	Q4-11 All Other Customers	Total Contract Revenues	Q4-11 Top 5 Customers	Q4-11 All Other Customers	Total	Non-GAAP Q4-11 Top 5 Customers	Non-GAAP Q4-11 All Other Customers	Total Non-GAAP Contract Revenues	Q4-11 Top 5 Customers		Q4-11 All Other Customers		Total Contract Revenues	
										GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
Q4-11	$ 185.6	$ 118.2	$ 303.7	$ (12.5)	$ (15.7)	$ (28.2)	$ 173.1	$ 102.4	$ 275.5	5.4%	5.9%	12.0%	4.5%	7.9%	5.4%
Q3-11	$ 155.3	$ 97.1	$ 252.4	$ (2.9)	$ (11.5)	$ (14.4)	$ 152.4	$ 85.6	$ 238.0	3.8%	1.9%	18.3%	4.3%	8.9%	2.7%
Q2-11	$ 137.1	$ 81.1	$ 218.2	$ (1.3)	$ (4.0)	$ (5.3)	$ 135.9	$ 77.1	$ 212.9	(1.7)%	(2.6)%	5.5%	0.3%	0.9%	(1.6)%
Q1-11	$ 164.0	$ 97.6	$ 261.6	$ -	$ -	$ -	$ 164.0	$ 97.6	$ 261.6	(2.0)%	(2.0)%	6.4%	6.4%	1.0%	1.0%
Q4-10	$ 176.0	$ 105.5	$ 281.5	$ (12.6)	$ (7.5)	$ (20.1)	$ 163.4	$ 98.0	$ 261.4	0.8%	(6.4)%	11.1%	3.1%	4.4%	(3.1)%
Q3-10	$ 149.6	$ 82.1	$ 231.6	$ -	$ -	$ -	$ 149.6	$ 82.1	$ 231.6	(6.3)%	(5.8)%	(16.3)%	(11.8)%	(10.1)%	(8.0)%
Q2-10	$ 139.5	$ 76.9	$ 216.3	$ -	$ -	$ -	$ 139.5	$ 76.9	$ 216.3	(9.4)%	(7.4)%	(16.1)%	(16.1)%	(11.9)%	(10.7)%
Q1-10	$ 167.4	$ 91.7	$ 259.1	$ -	$ -	$ -	$ 167.4	$ 91.7	$ 259.1	(22.7)%	(17.4)%	(21.9)%	(21.1)%	(22.4)%	(18.8)%
Q4-09	$ 174.7	$ 95.0	$ 269.7	$ -	$ -	$ -	$ 174.7	$ 95.0	$ 269.7	(17.6)%	(17.6)%	(13.6)%	(13.6)%	(16.3)%	(16.3)%
Q3-09	$ 159.6	$ 98.1	$ 257.7	$ (0.9)	$ (5.0)	$ (5.9)	$ 158.7	$ 93.1	$ 251.8	(16.6)%	(17.0)%	(4.0)%	(8.9)%	(12.2)%	(14.2)%
Q2-09	$ 153.9	$ 91.6	$ 245.5	$ (3.3)	$ -	$ (3.3)	$ 150.6	$ 91.6	$ 242.2	(13.5)%	(15.4)%	(14.2)%	(14.2)%	(13.8)%	(14.9)%
Q1-09	$ 216.6	$ 117.3	$ 334.0	$ (14.0)	$ (1.1)	$ (15.0)	$ 202.7	$ 116.3	$ 318.9	5.3%	(1.5)%	(5.3)%	(6.2)%	1.3%	(3.3)%

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q4-11 reflect storm restoration revenues ($9.6 million Top 5 Customers, $4.5 million All Other Customers) and revenues from businesses acquired during Q2-11 ($2.9 million Top 5 Customers, $11.2 million All Other Customers). Non-GAAP adjustments in Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's)

	Q4-2011	Q4-2010
Net income	$ 12,965	$ 4,643
Interest expense, net	4,098	3,790
Provision for income taxes	9,234	3,428
Depreciation and amortization	15,639	17,049
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	41,936	28,910
Gain on sale of fixed assets	(3,406)	(1,534)
Stock-based compensation expense	1,324	863
Adjusted EBITDA	$ 39,854	$ 28,239

Appendix: Regulation G Disclosure
  The above table presents the Non-GAAP financial measures of EBITDA and Adjusted EBITDA for the three months ended July 30, 2011 and July 31,
 2010. EBITDA and Adjusted EBITDA are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and
 Exchange Commission.  The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, and defines Adjusted
 EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense and unusual items.  The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The
 Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company
 uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.   EBITDA and Adjusted EBITDA are
 not recognized terms under GAAP and do not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure.

4th Quarter Presentation
August 24, 2011